                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 23rd day of May, 1996.



                    /s/ James A. Courter
                    ------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 23rd day of May, 1996.



                    /s/ Robert F. Hendrickson
                    ------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 23rd day of May, 1996.



                    /s/ Robert F. Johnston
                    ------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 23rd day of May, 1996.



                    /s/ Seymour L. Meisel
                    ------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 23rd day of May, 1996.



                    /s/ Robert C. Miller
                    ------------------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia McQueary and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any all acts, including the execution of documents, which said attorneys, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of the Common Stock of the Company to be offered pursuant to the Company's 1990 Incentive Stock Option and Non-Qualified Stock Option Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 24th day of July, 1996.



                    /s/ Peter J. Neff
                    ------------------------------------